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                     VAN KAMPEN TRUST FOR INSURED MUNICIPALS
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2007 - APRIL 30, 2008

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
                                                              AMOUNT OF    % OF
                                      OFFERING      TOTAL      SHARES    OFFERING   % OF FUNDS
   SECURITY      PURCHASE/   SIZE OF  PRICE OF    AMOUNT OF   PURCHASED  PURCHASED     TOTAL                    PURCHASED
   PURCHASED    TRADE DATE  OFFERING   SHARES     OFFERING     BY FUND    BY FUND      ASSETS      BROKERS        FROM
--------------------------------------------------------------------------------------------------------------------------
  District of                                                                                   Bear
Columbia Water                                                                                  Stearns &     Bear Stearns
   and Sewer     04/10/08      --     $102.532  $290,375,000  $625,000     0.22%       0.28%    Co. Inc,
   Authority                             and                                                    Citi, Banc
                                      $101.787                                                  of America
                                                                                                Securities
                                                                                                LC, Ferris
                                                                                                Baker
                                                                                                Watts,
                                                                                                Incorporated
                                                                                                and Siebert
                                                                                                Brandford
                                                                                                Shank &
                                                                                                Co., LLC
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